SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Gold and Precious Metals Fund (formerly Franklin Gold
Fund) seeks capital appreciation with current income, by investing primarily in securities of companies engaged in mining, processing or dealing in gold or other precious metals.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this semiannual report for Franklin Gold and Precious Metals Fund covering the period ended January 31, 2001. During this time, commodity prices generally increased, with the Goldman Sachs Commodity Index (GSCI) rising 15.55% from July 31, 2000, through January 31, 2001.(1) Specifically, gold and silver prices trended lower, while platinum and palladium prices moved significantly higher.

Due to a strong U.S. dollar and increased gold reserve selling by the world's central banks, the price of gold fell 4.11% to $266 per ounce during the six-month period, close to its lowest point in 20 months and not far from a 20-year low.



1. Source: Standard and Poor's Micropal. The GSCI is composed of the world's major commodities, including oil and precious and base metals. The index is measured in $U.S. and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 12.



CONTENTS



Shareholder Letter ..................... 1

Performance Summary .................... 6

Financial Highlights &
Statement of Investments ............... 8

Financial Statements ...................14

Notes to
Financial Statements ...................18



FUND CATEGORY
[PYRAMID GRAPHIC]

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
1/31/01

[PIE CHART]

South Africa                                            38.1%
United States                                           21.1%
Canada                                                  20.9%
Australia                                                6.3%
Other                                                   11.2%
Short-Term Investments & Other Net Assets                2.4%

Net central bank sales increased to approximately 491 tons in 2000, up from 412 tons in 1998. On the other hand, platinum and palladium prices increased 4.05% and 28.14% during the period, with palladium reaching an all-time high of $1,110.50 in January 2001. Despite increased platinum supply, prices rose mainly due to strong demand from the autocatalyst market as well as solid platinum jewelry sales. Palladium prices were up strongly due to an extremely tight supply despite decreased demand from the autocatalyst market. Auto manufacturers drew from their own stockpiles to fulfill their growing need for the expensive metal.

Within this environment, Franklin Gold and Precious Metals Fund - Class A posted a +15.20% six-month cumulative total return for the reporting period, as discussed in the Performance Summary beginning on page 6. The Standard and Poor's 500(R) (S&P 500(R)) Composite Index returned -3.98% and the Financial Times Gold Mines Index had a price return of -8.40% during that time.(2)

Due to the surge in platinum and palladium prices, the Fund's investments in companies producing these metals provided excellent returns over the six-month period. The Fund's top three



2. Source: Standard and Poor's Micropal. The S&P 500 Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, U.S. publicly traded companies. The Financial Times Gold Mines Index is compiled by Financial Times Ltd., Goldman Sachs & Co. and Wood Mackenzie & Co., Ltd., in conjunction with the Institute of Actuaries and the Faculty of Actuaries. The indexes are unmanaged; the S&P 500 includes reinvested dividends; the Financial Times Gold Mines Index does not include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

holdings on January 31, 2001, Anglo American Platinum, Impala Platinum and Stillwater Mining, were all platinum and palladium producers. We have significant concentrations in these three companies because there are a limited number of quality platinum and palladium producers from which to choose. We also focused on top-tier gold producers such as Newmont Mining and Barrick Gold, which have substantial production, established histories and solid management teams. In our assessment, Newmont has a considerable resource base that should appreciate rapidly in a rising gold price environment. We believe Barrick's strong balance sheet appears to position it well to take advantage of consolidation opportunities created by distressed companies in this low gold price environment.

During the six months under review, talks of consolidation spread throughout the gold industry. In fact, Newmont Mining and Battle Mountain Canada completed their merger during the reporting period. Given gold's low price, we believe that large capitalization gold mining companies will continue to outperform their smaller competitors and that further consolidation is almost inevitable as companies search for ways to cut costs.

TOP 10 HOLDINGS
1/31/01

COMPANY                                                               % OF TOTAL
COUNTRY                                                               NET ASSETS
--------------------------------------------------------------------------------
Anglo American Platinum
Corp. Ltd., ADR                                                            13.8%
South Africa

Impala Platinum
Holdings Ltd.                                                              10.4%
South Africa

Stillwater Mining Co.                                                       9.6%
U.S.

Barrick Gold Corp.                                                          8.4%
Canada

Newmont Mining Corp.                                                        7.0%
U.S.

De Beers Consolidated
Mines AG, ADR                                                               4.9%
South Africa

Compania de Minas
Buenaventura SA, ADR                                                        4.8%
Peru

Franco-Nevada Mining
Corp. Ltd.                                                                  4.2%
Canada

AngloGold Ltd.                                                              4.1%
South Africa

Placer Dome Inc.                                                            4.1%
Canada

INDUSTRY BREAKDOWN
Based on Total Net Assets
1/31/01

[BAR GRAPH]

Long-Life Gold Mines            37.7%

Platinum                        36.2%

Mining Finance Companies        11.4%

Gold & Diversified Resources     6.4%

Medium-Life Gold Mines           5.9%

Short-Term Investments &
Other Net Assets                 2.4%


Looking forward, we are optimistic about gold's prospects, as the demand for gold continues to be robust. However, improved gold prices may still take some time, as mine supply has shown very little response to gold's low price and the world's central banks continue to supply large amounts of gold to the market with no signs of slowing. However, we believe that platinum and palladium will continue to have the most favorable supply and demand characteristics. We will continue to invest in gold and precious metals companies we believe have attractive reserve and production growth profiles and the potential to provide strong returns for the Fund's shareholders over the long term.

In our opinion, the slowing economic environment and volatile stock market validates a philosophy of portfolio diversification. Gold continues to be insurance for a broad-based portfolio because it is an asset that cannot be tied to any financial system, which can provide stability during times of crisis and provide excellent diversification against the overall market. As discussed in the prospectus, however, such investments are subject to special risks, including those related to fluctuations in the price of gold and other precious metals, and the currency fluctuation and political uncertainty associated with foreign investing and developing markets.

We appreciate your participation in Franklin Gold and Precious Metals Fund and welcome any comments or suggestions you may have.

Sincerely,

/s/ R. Martin Wiskemann

R. Martin Wiskemann



/s/ Stephen M. Land

Stephen M. Land

Portfolio Managers
Franklin Gold and Precious Metals Fund



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of January 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.



PERFORMANCE SUMMARY AS OF 1/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                CHANGE              1/31/01       7/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                  +$1.08               $8.98         $7.90
DISTRIBUTIONS (8/1/00 - 1/31/01)
Dividend Income                        $0.1093

CLASS B                                CHANGE              1/31/01       7/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                  +$1.08               $8.90         $7.82
DISTRIBUTIONS (8/1/00 - 1/31/01)
Dividend Income                        $0.0546

CLASS C                                CHANGE              1/31/01       7/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                  +$1.11               $8.94         $7.83
DISTRIBUTIONS (8/1/00 - 1/31/01)
Dividend Income                        $0.0360

ADVISOR CLASS                          CHANGE              1/31/01       7/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                  +$1.09               $9.18         $8.09
DISTRIBUTIONS (8/1/00 - 1/31/01)
Dividend Income                        $0.1335

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

PERFORMANCE

CLASS A                                    6-MONTH    1-YEAR    5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                 +15.20%    +1.34%   -38.69%    +7.77%

Average Annual Total Return(2)              +8.60%    -4.51%   -10.38%    +0.16%

Value of $10,000 Investment(3)            $10,860  $  9,549    $5,780  $ 10,158

Avg. Ann. Total Return (12/31/00)(4)                 -12.72%    -8.05%    -0.99%

                                                                       INCEPTION
CLASS B                                            6-MONTH     1-YEAR   (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                         +14.58%     +0.45%    +16.58%

Average Annual Total Return(2)                     +10.58%     -3.54%     +6.30%

Value of $10,000 Investment(3)                    $11,058     $9,646    $11,358

Avg. Ann. Total Return (12/31/00)(4)                          -11.81%     +5.05%

                                                                       INCEPTION
CLASS C                                 6-MONTH     1-YEAR     5-YEAR   (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)              +14.68%     +0.67%    -40.77%    -32.69%

Average Annual Total Return(2)          +12.53%     -1.33%    -10.12%     -6.81%

Value of $10,000 Investment(3)         $11,253     $9,867     $5,865     $6,665

Avg. Ann. Total Return (12/31/00)(4)                -9.81%     -7.80%     -7.22%

ADVISOR CLASS(5)                           6-MONTH    1-YEAR    5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                 +15.29%    +1.49%   -35.93%   +12.62%

Average Annual Total Return(2)             +15.29%    +1.49%    -8.52%    +1.20%

Value of $10,000 Investment(3)            $11,529   $10,149    $6,407   $11,262

Avg. Ann. Total Return (12/31/00)(4)                  -7.26%    -6.14%    +0.04%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -26.48% and -7.25%.



--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.                            7

FRANKLIN GOLD AND PRECIOUS METALS FUND
Financial Highlights

                                                                                    CLASS A
                                                ------------------------------------------------------------------------------------
                                              SIX MONTHS ENDED                          YEAR ENDED JULY 31,
                                              JANUARY 31, 2001 ---------------------------------------------------------------------
                                                (UNAUDITED)        2000          1999          1998          1997          1996
                                                ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......     $   7.90       $     8.30    $     7.48    $    11.44    $     14.65    $     15.07
                                                ------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................        .07              .10           .07           .10            .07            .21
 Net realized and unrealized gains (losses) .       1.12             (.46)          .79         (3.96)         (2.37)           .01
                                                ------------------------------------------------------------------------------------
Total from investment operations ............       1.19             (.36)          .86         (3.86)         (2.30)           .22
                                                ------------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................       (.11)            (.04)         (.04)         (.10)          (.09)          (.13)
 Net realized gains .........................         --               --            --            --           (.82)          (.51)
                                                ------------------------------------------------------------------------------------
Total distributions .........................       (.11)            (.04)         (.04)         (.10)          (.91)          (.64)
                                                ------------------------------------------------------------------------------------
Net asset value, end of period ..............   $   8.98       $     7.90    $     8.30    $     7.48    $     11.44    $     14.65
                                                ====================================================================================
Total return(b) .............................      15.20%           (4.42)%       11.51%       (33.83)%       (16.45)%         1.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........   $169,715       $  156,236    $  205,889    $  189,591    $   291,544    $   364,032
Ratios to average net assets:
 Expenses ...................................       1.36%(c)         1.34%         1.31%         1.19%          1.05%           .95%
 Net investment income ......................       1.66%(c)         1.17%          .85%         1.05%           .55%           .99%
Portfolio turnover rate .....................       2.91%            3.53%         4.29%         6.09%         16.05%         28.74%

(a)  Based on average shares outstanding effective year ended July 31, 1999.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)  Annualized

FRANKLIN GOLD AND PRECIOUS METALS FUND
Financial Highlights (continued)

                                                                                                     CLASS B
                                                                               -------------------------------------------------
                                                                               SIX MONTHS ENDED
                                                                               JANUARY 31, 2001         YEAR ENDED JULY 31,
                                                                                 (UNAUDITED)           2000             1999(d)
                                                                               -------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................................       $    7.82            $    8.26         $    7.72
                                                                               -------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) .......................................             .04                  .01              (.04)
 Net realized and unrealized gains (losses) ............................            1.10                 (.41)              .58
                                                                               -------------------------------------------------
Total from investment operations .......................................            1.14                 (.40)              .54
Less distributions from net investment income ..........................            (.06)                (.04)               --
                                                                               -------------------------------------------------
Net asset value, end of period .........................................       $    8.90            $    7.82         $    8.26
                                                                               =================================================
Total return(b) ........................................................           14.58%               (4.90)%            6.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................................       $   3,069            $   2,779         $   1,217
Ratios to average net assets:
 Expenses ..............................................................            2.12%(c)             2.10%             2.10%(c)
 Net investment income (loss) ..........................................             .84%(c)              .17%            (.84)%(c)
Portfolio turnover rate ................................................            2.91%                3.53%             4.29%

(a)  Based on average shares outstanding effective year ended July 31, 1999.
(b) Total return does not reflect contingent the deferred sales charge, and is not annualized for periods less than one year.
(c)  Annualized
(d)  For the period January 1, 1999 (effective date) to July 31, 1999.

FRANKLIN GOLD AND PRECIOUS METALS FUND
Financial Highlights (continued)

                                                                                       CLASS C
                                                 ----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                          YEAR ENDED JULY 31,
                                                 JANUARY 31, 2001 -----------------------------------------------------------------
                                                   (UNAUDITED)      2000          1999           1998          1997         1996
                                                 ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......      $   7.83         $   8.23      $   7.43      $  11.37      $  14.61      $  15.05
                                                 ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) ..........           .04              .03           .01           .03          (.02)          .12
 Net realized and unrealized gains
 (losses) .................................          1.11             (.43)          .80         (3.93)        (2.38)         (.02)
                                                 ----------------------------------------------------------------------------------
Total from investment operations ..........          1.15             (.40)          .81         (3.90)        (2.40)          .10
                                                 ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ....................          (.04)              -- (d)      (.01)         (.04)         (.02)         (.03)
 Net realized gains .......................            --               --            --            --          (.82)         (.51)
                                                 ----------------------------------------------------------------------------------
Total distributions .......................          (.04)              --          (.01)         (.04)         (.84)         (.54)
                                                 ----------------------------------------------------------------------------------
Net asset value, end of period ............      $   8.94         $   7.83      $   8.23      $   7.43      $  11.37      $  14.61
                                                 ==================================================================================
Total return(b) ...........................         14.68%           (4.85)%       10.85%       (34.35)%      (17.18)%         .81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........      $ 22,991         $ 20,721      $ 23,473      $ 20,353      $ 20,783      $ 12,977
Ratios to average net assets:
 Expenses .................................          2.11%(c)         2.10%         2.07%         1.96%         1.83%         1.74%
 Net investment income (loss) .............           .90%(c)          .36%          .08%          .25%         (.16)%         .16%
Portfolio turnover rate ...................          2.91%            3.53%         4.29%         6.09%        16.05%        28.74%

(a)  Based on average shares outstanding effective year ended July 31, 1999.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)  Annualized
(d)  Includes distributions of net investment income in the amount of $.001.

FRANKLIN GOLD AND PRECIOUS METALS FUND
Financial Highlights (continued)

                                                                                        ADVISOR CLASS
                                                       ----------------------------------------------------------------------------
                                                       SIX MONTHS ENDED                   YEAR ENDED JULY 31,
                                                       JANUARY 31, 2001  ----------------------------------------------------------
                                                         (UNAUDITED)        2000           1999           1998         1997(d)
                                                       ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............    $    8.09         $    8.49      $    7.61      $   11.43      $   13.12
                                                       ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .........................          .09               .11            .08            .14            .07
 Net realized and unrealized gains (losses) .......         1.13              (.46)           .85          (3.84)         (1.67)
                                                       ----------------------------------------------------------------------------
Total from investment operations ..................         1.22              (.35)           .93          (3.70)         (1.60)
Less distributions from net investment income .....         (.13)             (.05)          (.05)          (.12)          (.09)
                                                       ----------------------------------------------------------------------------
Net asset value, end of period ....................    $    9.18         $    8.09      $    8.49      $    7.61      $   11.43
                                                       ============================================================================
Total return(b) ...................................        15.29%            (4.21)%        12.30%        (32.46)%       (12.24)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................    $   3,499         $   3,715      $   3,204      $   2,207      $   3,211
Ratios to average net assets:
 Expenses .........................................         1.12%(c)          1.10%          1.08%           .96%           .83%(c)
 Net investment income ............................         2.04%(c)          1.24%           .98%          1.30%           .80%(c)
Portfolio turnover rate ...........................         2.91%             3.53%          4.29%          6.09%         16.05%

(a)  Based on average shares outstanding effective year ended July 31, 1999.
(b)  Total return is not annualized for periods less than one year.
(c)  Annualized
(d)  For the period January 2, 1997 (effective date) to July 31, 1997.

                       See notes to financial statements.

FRANKLIN GOLD AND PRECIOUS METALS FUND
STATEMENT OF INVESTMENTS, JANUARY 31, 2001 (UNAUDITED)

                                                                                    COUNTRY               SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 97.6%
 GOLD & DIVERSIFIED RESOURCES 6.4%
(a)Freeport-McMoRan Copper & Gold Inc., A .................................       United States            308,011       $ 3,400,441
 Rio Tinto PLC ............................................................       United Kingdom           342,401         5,913,299
 Teck Corp., B ............................................................           Canada               382,100         3,435,465
                                                                                                                        ------------
                                                                                                                          12,749,205
                                                                                                                        ------------
 LONG LIFE GOLD MINES 37.7%
 AngloGold Ltd. ...........................................................        South Africa            114,270         3,212,863
 AngloGold Ltd. ...........................................................        South Africa             91,265         2,618,694
 AngloGold Ltd., ADR ......................................................        South Africa            158,822         2,288,625
(a)Ashanti Goldfields Co. Ltd., GDR .......................................           Ghana                933,050         2,379,278
 Barrick Gold Corp. .......................................................           Canada             1,082,249        16,742,392
 Compania de Minas Buenaventura SA, ADR ...................................            Peru                556,993         8,694,661
 Compania de Minas Buenaventura SA, B .....................................            Peru                100,593           790,445
 Gold Fields Ltd. .........................................................        South Africa            774,999         2,906,801
 Gold Fields Ltd., ADR ....................................................        South Africa            639,528         2,438,201
 Harmony Gold Mining Co. Ltd. .............................................        South Africa            773,000         3,515,965
 Homestake Mining Co. .....................................................       United States          1,174,194         5,812,260
(a)Lihir Gold Ltd. ........................................................         Australia            1,300,622           428,541
(a)Lihir Gold Ltd., ADR, 144A .............................................         Australia               50,000           334,375
 Newmont Mining Corp. .....................................................       United States            899,023        13,889,905
 Placer Dome Inc. .........................................................           Canada               933,820         8,245,631
 Western Areas Ltd. .......................................................        South Africa            357,979           840,613
 Western Areas Ltd., ADR ..................................................        South Africa             23,523            49,986
                                                                                                                        ------------
                                                                                                                          75,189,236
 MEDIUM LIFE GOLD MINES 5.9%
 Newcrest Mining Ltd. .....................................................         Australia            1,365,050         3,118,401
 Normandy Mining Ltd. .....................................................         Australia            4,352,451         2,270,636
 Sons of Gwalia Ltd. ......................................................         Australia            1,575,500         6,335,742
                                                                                                                        ------------
                                                                                                                          11,724,779
                                                                                                                        ------------
 MINING FINANCE COMPANIES 11.4%
 Anglo American PLC .......................................................       United Kingdom            64,025         3,902,754
 Anglo American PLC, ADR ..................................................       United Kingdom            10,000           620,000
 De Beers Consolidated Mines AG, ADR ......................................        South Africa            301,300         9,829,913
 Franco-Nevada Mining Corp. Ltd. ..........................................           Canada               783,614         8,350,199
                                                                                                                        ------------
                                                                                                                          22,702,866
                                                                                                                        ------------
 PLATINUM 36.2%
 Anglo American Platinum Corp. Ltd., ADR ..................................        South Africa            571,138        27,414,624
 Impala Platinum Holdings Ltd. ............................................        South Africa            225,000        11,342,859
 Impala Platinum Holdings Ltd., ADR .......................................        South Africa            192,800         9,447,200
(a) North American Palladium Ltd. .........................................           Canada               450,000         4,975,025
(a) Stillwater Mining Co. .................................................       United States            485,550        19,033,558
                                                                                                                        ------------
                                                                                                                          72,213,266
                                                                                                                        ------------
 TOTAL LONG TERM INVESTMENTS (COST $211,578,782) ..........................                                              194,579,352
                                                                                                                        ------------

FRANKLIN GOLD AND PRECIOUS METALS FUND
STATEMENT OF INVESTMENTS, JANUARY 31, 2001 (UNAUDITED)(CONT.)

                                                                                                          SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
 SHORT TERM INVESTMENTS 1.7%
(b) Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $3,399,953) ..........          3,399,953       $  3,399,953
                                                                                                                        ------------
 TOTAL INVESTMENTS (COST $214,978,735) 99.3% .................................................                           197,979,305
 OTHER ASSETS, LESS LIABILITIES .7% ..........................................................                             1,293,750
                                                                                                                        ------------
 NET ASSETS 100.0% ...........................................................................                          $199,273,055
                                                                                                                        ============

(a)  Non-income producing
(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.

                       See notes to financial statements.

FRANKLIN GOLD AND PRECIOUS METALS FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 2001 (UNAUDITED)

Assets:
 Investments in securities:
  Cost ..............................................             $ 214,978,735
                                                                  =============
  Value .............................................               197,979,305
 Receivables:
  Investment securities sold ........................                   538,891
  Capital shares sold ...............................                 1,774,409
                                                                  -------------
        Total assets ................................               200,292,605
                                                                  -------------
Liabilities:
 Payables:
  Capital shares redeemed ...........................                   454,359
  Affiliates ........................................                   217,858
  Shareholders ......................................                   242,622
 Other liabilities ..................................                   104,711
                                                                  -------------
        Total liabilities ...........................                 1,019,550
                                                                  -------------
        Net assets, at value ........................             $ 199,273,055
                                                                  -------------
Net assets consist of:
 Undistributed net investment income ................             $   1,446,852
 Net unrealized depreciation ........................               (16,999,430)
 Accumulated net realized loss ......................               (53,952,296)
 Capital shares .....................................               268,777,929
                                                                  -------------
        Net assets, at value ........................             $ 199,273,055
                                                                  -------------

                       See notes to financial statements.

FRANKLIN GOLD AND PRECIOUS METALS FUND
Financial Statements (continued)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
JANUARY 31, 2001 (UNAUDITED)

CLASS A:
 Net assets, at value .........................................     $169,714,998
                                                                    ============
 Shares outstanding ...........................................       18,901,004
                                                                    ============
 Net asset value per share* ...................................     $       8.98
                                                                    ============
 Maximum offering price per share (net asset value per
  share / 94.25%) .............................................     $       9.53
                                                                    ============

CLASS B:
 Net assets, at value .........................................     $  3,068,717
                                                                    ============
 Shares outstanding ...........................................          344,935
                                                                    ============
 Net asset value and maximum offering price per share* ........     $       8.90
                                                                    ============

CLASS C:
 Net assets, at value .........................................     $ 22,990,802
                                                                    ============
 Shares outstanding ...........................................        2,572,562
                                                                    ============
 Net asset value per share* ...................................     $       8.94
                                                                    ============
 Maximum offering price per share (net asset value per
  share / 99%) ................................................     $       9.03
                                                                    ============

ADVISOR CLASS:
 Net assets, at value .........................................     $  3,498,538
                                                                    ============
 Shares outstanding ...........................................          381,168
                                                                    ============
 Net asset value and maximum offering price per share .........     $       9.18
                                                                    ============

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN GOLD AND PRECIOUS METALS FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 2001 (UNAUDITED)

Investment income:
(net of foreign taxes and fees of $78,404)
 Dividends ......................................................  $  2,841,191
                                                                   ------------
Expenses:
 Management fees (Note 3) .......................................       524,458
 Distribution fees (Note 3)
  Class A .......................................................       192,455
  Class B .......................................................        14,266
  Class C .......................................................       104,031
 Transfer agent fees (Note 3) ...................................       387,908
 Custodian fees .................................................        27,199
 Reports to shareholders ........................................        46,672
 Registration and filing fees ...................................        31,316
 Professional fees ..............................................        25,483
 Trustees' fees and expenses ....................................         6,305
 Other ..........................................................         3,684
                                                                   ------------
    Total expenses ..............................................     1,363,777
                                                                   ------------
     Net investment income ......................................     1,477,414
                                                                   ------------

Realized and unrealized gains (losses):
 Net realized loss from:
  Investments ...................................................    (7,145,658)
  Foreign currency transactions .................................       (57,876)
                                                                   ------------
     Net realized loss .. .......................................    (7,203,534)
 Net unrealized appreciation on investments .....................    32,093,898
                                                                   ------------
Net realized and unrealized gain ................................    24,890,364
                                                                   ------------
Net increase in net assets resulting from operations ............  $ 26,367,778
                                                                   ============

                       See notes to financial statements.

FRANKLIN GOLD AND PRECIOUS METALS FUND
Financial Statements (continued)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 2001 (UNAUDITED)
AND THE YEAR ENDED JULY 31, 2000

                                                                                                     SIX MONTHS           YEAR
                                                                                                        ENDED             ENDED
                                                                                                  JANUARY 31, 2001    JULY 31, 2000
                                                                                                  ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................................      $   1,477,414       $   2,460,128
  Net realized loss from investments and foreign currency transactions .....................         (7,203,534)           (379,915)
  Net unrealized appreciation (depreciation) on investments and translation of assets and
   liabilities denominated in foreign currencies ...........................................         32,093,898          (8,921,077)
                                                                                                  ----------------------------------
     Net increase (decrease) in net assets resulting from operations .......................         26,367,778          (6,840,864)
 Distributions to shareholders from:
  Net investment income:
   Class A .................................................................................         (2,101,140)           (889,365)
   Class B .................................................................................            (19,605)            (13,767)
   Class C .................................................................................            (91,245)             (2,899)
   Advisor Class ...........................................................................            (52,683)            (20,202)
                                                                                                  ----------------------------------
 Total distributions to shareholders .......................................................         (2,264,673)           (926,233)
 Capital share transactions: (Note 2)
   Class A .................................................................................         (6,992,277)        (43,478,186)
   Class B .................................................................................           (109,826)          1,945,421
   Class C .................................................................................           (557,587)         (1,612,481)
   Advisor Class ...........................................................................           (621,569)            580,353
                                                                                                  ----------------------------------
 Total capital share transactions ..........................................................         (8,281,259)        (42,564,893)
     Net increase (decrease) in net assets .................................................         15,821,846         (50,331,990)
Net assets:
 Beginning of period .......................................................................        183,451,209         233,783,199
                                                                                                  ----------------------------------
 End of period .............................................................................      $ 199,273,055       $ 183,451,209
                                                                                                  ==================================
Undistributed net investment income included in net assets:
 End of period .............................................................................      $   1,446,852       $   2,234,111
                                                                                                  ==================================

                       See notes to financial statements.

FRANKLIN GOLD AND PRECIOUS METALS FUND
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Gold and Precious Metals Fund (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company. The Fund seeks capital growth.

The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN GOLD AND PRECIOUS METALS FUND
Notes to Financial Statements (unaudited)(continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At January 31, 2001, there were an unlimited number of shares authorized ($.10 par value). Transactions in the Fund's shares were as follows:

                                                                      SIX MONTHS ENDED                         YEAR ENDED
                                                                      JANUARY 31, 2001                        JULY 31, 2000
                                                               ---------------------------------------------------------------------
CLASS A SHARES:                                                  SHARES            AMOUNT               SHARES            AMOUNT
                                                               ---------------------------------------------------------------------
Shares sold ............................................         9,788,497      $  81,307,547         65,782,433      $ 592,799,041
Shares issued in reinvestment of distributions .........           222,185          1,808,587             82,129            762,978
Shares redeemed ........................................       (10,881,548)       (90,108,411)       (70,910,921)      (637,040,205)
                                                               ---------------------------------------------------------------------
Net decrease ...........................................          (870,866)     $  (6,992,277)        (5,046,359)     $ (43,478,186)
                                                               =====================================================================
CLASS B SHARES:
Shares sold ............................................            40,311      $     319,872            373,919      $   3,404,150
Shares issued in reinvestment of distributions .........             2,245             18,138              1,265             11,685
Shares redeemed ........................................           (53,195)          (447,836)          (166,957)        (1,470,414)
                                                               ---------------------------------------------------------------------
Net increase (decrease) ................................           (10,639)     $    (109,826)           208,227      $   1,945,421
                                                               =====================================================================
CLASS C SHARES:
Shares sold ............................................           531,989      $   4,425,165          2,032,445      $  18,577,847
Shares issued in reinvestment of distributions .........             9,677             78,483                280              2,590
Shares redeemed ........................................          (616,806)        (5,061,235)        (2,236,241)       (20,192,918)
                                                               ---------------------------------------------------------------------
Net decrease ...........................................           (75,140)     $    (557,587)          (203,516)     $  (1,612,481)
                                                               =====================================================================

ADVISOR CLASS SHARES:
Shares sold ............................................            20,150      $     169,642            423,344      $   3,968,237
Shares issued in reinvestment of distributions .........             5,450             45,349              1,890             17,972
Shares redeemed ........................................          (103,446)          (836,560)          (343,617)        (3,405,856)
                                                               ---------------------------------------------------------------------
Net increase (decrease) ................................           (77,846)     $    (621,569)            81,617      $     580,353
                                                               =====================================================================

FRANKLIN GOLD AND PRECIOUS METALS FUND
Notes to Financial Statements (unaudited)(continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services) and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, principal underwriter, administrative manager and transfer agent, respectively.

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers.

The Fund pays an investment management fee to Advisers based on the net assets of the Fund as follows:

           ANNUALIZED
            FEE RATE    MONTH-END NET ASSETS
            --------    --------------------
              .625%     First $100 million
              .500%     Over $100 million, up to and including $250 million
              .450%     In excess of $250 million

Management fees were reduced on assets invested in the Sweep Money Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of Fund shares, and received contingent deferred sales charges for the year of $60,860 and $14,710 respectively.

The Fund paid transfer agent fees of $387,908, of which $298,050 was paid to Investor Services.


4. INCOME TAXES

At July 31, 2000, the Fund had tax basis capital losses of $46,696,407, which may be carried over to offset future capital gains. Such losses expire as follows:

          Capital loss carryovers expiring in:
          ------------------------------------
           2005 ..........................................   $ 6,513,315
           2006 ..........................................     8,665,097
           2007 ..........................................    28,763,977
           2008 ..........................................     2,754,018
                                                             -----------
                                                             $46,696,407
                                                             ===========

At July 31, 2000, the Fund had deferred currency losses occurring subsequent to October 31, 1999 of $28,177. For tax purposes, such losses will be reflected in the year ending July 31, 2001.

FRANKLIN GOLD AND PRECIOUS METALS FUND
Notes to Financial Statements (unaudited)(continued)


4. INCOME TAXES (CONT.)

At January 31, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $215,031,090 was as follows:

          Unrealized appreciation ........................  $ 66,192,067
          Unrealized depreciation ........................   (83,243,852)
                                                            ============
          Net unrealized depreciation ....................  $(17,051,785)
                                                            ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions. Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions and wash sales.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended January 31, 2001, aggregated $5,255,437 and $8,487,609, respectively.

FRANKLIN GOLD AND PRECIOUS METALS FUND
Tax Designation


At January 31, 2001, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class A, Class B, Class C and Advisor Class shareholders in December 2000.

                                                                       CLASS A                                  CLASS B
                                                        ----------------------------------------------------------------------------
                                                        FOREIGN TAXES            FOREIGN            FOREIGN TAXES          FOREIGN
                                                          WITHHELD            SOURCE INCOME           WITHHELD         SOURCE INCOME
COUNTRY                                                   PER SHARE             PER SHARE             PER SHARE           PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
Australia ..................................               $0.0016               $0.0097               $0.0016             $0.0055
Canada .....................................                0.0037                0.0119                0.0037              0.0067
Peru .......................................                0.0000                0.0016                0.0000              0.0009
South Africa ...............................                0.0002                0.0771                0.0002              0.0438
United Kingdom .............................                0.0020                0.0092                0.0020              0.0052
                                                         ---------------------------------------------------------------------------
TOTAL ......................................               $0.0075               $0.1095               $0.0075             $0.0621
                                                         ===========================================================================

                                                                       CLASS C                              ADVISOR CLASS
                                                        ----------------------------------------------------------------------------
                                                        FOREIGN TAXES            FOREIGN            FOREIGN TAXES          FOREIGN
                                                          WITHHELD            SOURCE INCOME           WITHHELD         SOURCE INCOME
COUNTRY                                                   PER SHARE             PER SHARE             PER SHARE           PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
Australia ..................................               $0.0016               $0.0041               $0.0016             $0.0117
Canada .....................................                0.0037                0.0050                0.0037              0.0142
Peru .......................................                0.0000                0.0007                0.0000              0.0019
South Africa ...............................                0.0002                0.0323                0.0002              0.0922
United Kingdom .............................                0.0020                0.0039                0.0020              0.0110
                                                         ---------------------------------------------------------------------------
TOTAL ......................................               $0.0075               $0.0460               $0.0075             $0.1310
                                                         ===========================================================================

In January 2001, shareholders received Form 1099-DIV, which included their share of taxes withheld and foreign source income distributed during the calendar year 2000. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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